UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

ALLERGAN PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clonshaugh Business and Technology Park Coolock, Dublin, D17 E400, Ireland
(Address of Principal Executive Offices)

+353 1 435 7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.0001 per share	AGN	New York Stock Exchange
Floating rate notes due 2020	AGN20A	New York Stock Exchange
0.500% notes due 2021	AGN21	New York Stock Exchange
1.500% notes due 2023	AGN23A	New York Stock Exchange
1.250% notes due 2024	AGN24A	New York Stock Exchange
2.625% notes due 2028	AGN28	New York Stock Exchange
2.125% notes due 2029	AGN29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to the Rights of Security Holders.

On May 14, 2020 (the “Settlement Date”), AbbVie Inc. (“AbbVie”) completed its previously announced (i) offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes of certain series issued by Allergan Finance, LLC (“Allergan Finance”), Allergan, Inc. (“Allergan Inc”), Allergan Sales, LLC (“Allergan Sales”) and Allergan Funding SCS (“Allergan Funding” and, together with Allergan Finance, Allergan Inc and Allergan Sales, “Allergan”) (the “Allergan Notes”) for new notes issued by AbbVie and (ii) related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) made by AbbVie on behalf of Allergan to adopt certain amendments (the “Amendments”) to each of the indentures governing the Allergan Notes (the “Allergan Indentures”). Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Allergan Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Allergan Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Allergan Notes set forth below will remain outstanding.

Title of Series of Allergan Notes	Issuer	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
3.375% Senior Notes due 2020	Allergan Inc	$311,602,000	$338,398,000
4.875% Senior Notes due 2021	Allergan Sales	$431,559,000	$18,441,000
5.000% Senior Notes due 2021	Allergan Sales	$1,175,701,000	$24,299,000
3.450% Senior Notes due 2022	Allergan Funding	$2,627,036,000	$251,188,000
3.250% Senior Notes due 2022	Allergan Finance	$1,462,358,000	$237,642,000
2.800% Senior Notes due 2023	Allergan Inc	$244,575,000	$105,425,000
3.850% Senior Notes due 2024	Allergan Funding	$945,394,000	$91,346,000
3.800% Senior Notes due 2025	Allergan Funding	$2,890,467,000	$130,225,000
4.550% Senior Notes due 2035	Allergan Funding	$1,681,354,000	$107,646,000
4.625% Senior Notes due 2042	Allergan Finance	$389,217,000	$67,493,000
4.850% Senior Notes due 2044	Allergan Funding	$1,008,583,000	$70,777,000
4.750% Senior Notes due 2045	Allergan Funding	$827,096,000	$53,860,000
Floating Rate Notes due 2020	Allergan Funding	€547,703,000	€152,297,000
0.500% Senior Notes due 2021	Allergan Funding	€539,018,000	€210,982,000
1.500% Senior Notes due 2023	Allergan Funding	€433,228,000	€66,772,000
1.250% Senior Notes due 2024	Allergan Funding	€603,389,000	€96,611,000
2.625% Senior Notes due 2028	Allergan Funding	€427,893,000	€72,107,000
2.125% Senior Notes due 2029	Allergan Funding	€513,538,000	€36,462,000

Prior to the settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Amendments with respect to each series of Allergan Notes, the following supplemental indentures (collectively, the “Supplemental Indentures”) were executed eliminating substantially all of the covenants, restrictive provisions, events of default and any guarantees of the related Allergan Notes, including any guarantees provided by Allergan plc, in each Allergan Indenture:

(i)	Fifth Supplemental Indenture, dated November 7, 2019, among Allergan Funding, as issuer, Warner Chilcott Limited (“Warner Chilcott”), Allergan Capital S.à r.l. (“Allergan Capital”) and Allergan Finance, each as guarantors, and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), with respect to the Indenture, dated March 12, 2015, among Allergan Funding, as issuer, Warner Chilcott, Allergan Capital and Allergan Finance, each as guarantors, and the Trustee;

(ii)	First Supplemental Indenture, dated November 7, 2019, among Allergan Funding, as issuer, Warner Chilcott, Allergan Capital and Allergan Finance, each as guarantors, and the Trustee, with respect to the Indenture, dated June 19, 2014, among Allergan Funding, as issuer, Warner Chilcott, Allergan Capital and Allergan Finance, each as guarantors, and the Trustee;

(iii)	Fifth Supplemental Indenture, dated November 7, 2019, among Allergan Sales, as issuer, Allergan plc, as guarantor, and the Trustee, with respect to the Indenture, dated January 31, 2014, among Allergan Sales, as issuer, Allergan plc, as guarantor, and the Trustee;

(iv)	Fifth Supplemental Indenture, dated November 7, 2019, among Allergan Sales, as issuer, Allergan plc, as guarantor, and the Trustee, with respect to the Indenture, dated December 10, 2013, among Allergan Sales, as issuer, Allergan plc, as guarantor, and the Trustee;

(v)	Third Supplemental Indenture, dated November 7, 2019, among Allergan Inc, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee, with respect to the Indenture, dated March 12, 2013, among Allergan Inc, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee;

(vi)	Third Supplemental Indenture, dated November 7, 2019, among Allergan Inc, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee, with respect to the Indenture, dated September 14, 2010, among Allergan Inc, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee; and

(vii)	Sixth Supplemental Indenture, dated November 7, 2019, among Allergan Finance, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee, with respect to the Indenture, dated August 24, 2009, among Allergan Finance, as issuer, Allergan plc and Warner Chilcott, each as guarantors, and the Trustee.

The Supplemental Indentures became operative upon the Settlement Date. The foregoing summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, copies of which were filed as Exhibits 4.29 through 4.35 to Allergan plc’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 18, 2020, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020	Allergan plc

	By:	/s/ Robert A. Michael
	Name:	Robert A. Michael
	Title:	President